MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO | QUARTER: 2 | YEAR: 2006

VITRO, S.A. DE C.V.

BALANCE SHEETS

AT JUNE 30 OF 2006 AND 2005 | CONSOLIDATED

(Thousands of Mexican Pesos) | Final Printing

REF S	CONCEPTS	CURRENT YEAR		PREVIOUS YEAR	
		Amount	%	Amount	%
s01	TOTAL ASSETS	28,679,681	100	32,334,691	100
s02	CURRENT ASSETS	9,217,617	32	10,543,779	33
s03	CASH AND SHORT-TERM INVESTMENTS	1,334,837	5	1,608,905	5
s04	ACCOUNTS AND NOTES RECEIVABLE (NET)	1,557,505	5	1,747,075	5
s05	OTHER ACCOUNTS AND NOTES RECEIVABLE (NET)	2,397,809	8	1,861,342	6
s06	INVENTORIES	3,839,459	13	4,092,764	13
s07	OTHER CURRENT ASSETS	88,007	0	1,233,693	4
s08	LONG-TERM	432,309	2	371,865	1
s09	ACCOUNTS AND NOTES RECEIVABLE (NET)	335,734	1	293,371	1
s10	INVESTMENT IN SHARES OF NON-CONSOLIDATED SUBSIDIARIES AND ASSOCIATES	0	0	0	0
s11	OTHER INVESTMENTS	96,575	0	78,494	0
s12	PROPERTY, PLANT AND EQUIPMENT (NET)	16,484,722	57	17,365,313	54
s13	LAND AND BUILDINGS	13,892,586	48	14,164,418	44
s14	MACHINERY AND INDUSTRIAL EQUIPMENT	24,625,688	86	24,274,741	75
s15	OTHER EQUIPMENT	0	0	0	0
s16	ACCUMULATED DEPRECIATION	22,709,841	79	22,057,929	68
s17	CONSTRUCTION IN PROGRESS	676,289	2	984,083	3
s18	OTHER INTANGIBLE ASSETS AND DEFERRED ASSETS (NET) .	1,227,344	4	1,346,142	4
s19	OTHER ASSETS	1,317,689	5	2,707,592	8
s20	TOTAL LIABILITIES	20,877,371	100	23,553,909	100
s21	CURRENT LIABILITIES	11,085,695	53	9,531,013	40
s22	SUPPLIERS	2,005,667	10	2,002,891	9
s23	BANK LOANS	1,875,119	9	3,018,623	13
s24	STOCK MARKET LOANS	4,665,499	22	1,352,943	6
s25	TAXES PAYABLE	43,211	0	0	0
s26	OTHER CURRENT LIABILITIES	2,496,199	12	3,156,556	13
s27	LONG-TERM LIABILITIES	8,081,679	39	11,221,440	48
s28	BANK LOANS	495,756	2	1,251,868	5
s29	STOCK MARKET LOANS	7,585,923	36	9,969,572	42
s30	OTHER LOANS	0	0	0	0
s31	DEFERRED LIABILITIES	0	0	0	0
s32	OTHER NON CURRENT LIABILITIES	1,709,997	8	2,801,456	12
s33	CONSOLIDATED STOCKHOLDERS' EQUITY	7,802,310	100	8,780,782	100
s34	MINORITY INTEREST	2,620,174	34	2,890,136	33
s35	MAJORITY INTEREST	5,182,136	66	5,890,646	67
s36	CONTRIBUTED CAPITAL	8,121,070	104	8,121,070	92
s79	CAPITAL STOCK	7,062,705	91	7,062,705	80
s39	PREMIUM ON ISSUANCE OF SHARES	1,058,365	14	1,058,365	12
s40	CONTRIBUTIONS FOR FUTURE CAPITAL INCREASES	0	0	0	0
s41	EARNED CAPITAL	(2,938,934)	(38)	(2,230,424)	(25)
s42	RETAINED EARNINGS AND CAPITAL RESERVES	18,731,525	240	19,185,882	218
s44	OTHER ACCUMULATED COMPREHENSIVE RESULT	(21,059,914)	(270)	(20,798,706)	(237)
s80	SHARES REPURCHASED	(610,545)	(8)	(617,600)	(7)

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 2 YEAR: 2006

VITRO, S.A. DE C.V.

BALANCE SHEETS

BREAKDOWN OF MAIN CONCEPTS

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

REF S	CONCEPTS	CURRENT YEAR		PREVIOUS YEAR	
		Amount	%	Amount	%
s03	CASH AND SHORT-TERM INVESTMENTS	1,334,837	100	1,608,905	100
s46	CASH	336,006	25	299,011	19
s47	SHORT-TERM INVESTMENTS	998,831	75	1,309,894	81
s07	OTHER CURRENT ASSETS	88,007	100	1,233,693	100
s81	DERIVATIVE FINANCIAL INSTRUMENTS	87,639	100	0	0
s82	DISCONTINUED OPERATIONS	0	0	1,094,073	89
s83	OTHER	368	0	139,620	11
s18	OTHER INTANGIBLE ASSETS AND DEFERRED ASSETS (NET) .	1,227,344	100	1,346,142	100
s48	DEFERRED EXPENSES (NET)	539,513	44	600,865	45
s49	GOODWILL	687,831	56	745,277	55
s51	OTHER	0	0	0	0
s19	OTHER ASSETS	1,317,689	100	2,707,592	100
s84	INTANGIBLE ASSET FROM LABOR OBLIGATIONS	426,465	32	526,361	19
s85	DERIVATIVE FINANCIAL INSTRUMENTS	0	0	0	0
s50	DEFERRED TAXES	891,224	68	822,819	30
s86	DISCONTINUED OPERATIONS	0	0	1,358,412	50
s87	OTHER	0	0	0	0
s21	CURRENT LIABILITIES	11,085,695	100	9,531,013	100
s52	FOREIGN CURRENCY LIABILITIES	8,499,197	77	6,037,916	63
s53	MEXICAN PESOS LIABILITIES	2,586,498	23	3,493,097	37
s26	OTHER CURRENT LIABILITIES	2,496,199	100	3,156,556	100
s88	DERIVATIVE FINANCIAL INSTRUMENTS	305,416	12	0	0
s89	INTEREST LIABILITIES	268,216	11	305,743	10
s68	PROVISIONS	0	0	0	0
s90	DISCONTINUED OPERATIONS	0	0	565,299	18
s58	OTHER CURRENT LIABILITIES	1,922,567	77	2,285,514	72
s27	LONG-TERM LIABILITIES	8,081,679	100	11,221,440	100
s59	FOREIGN CURRENCY LIABILITIES	7,365,355	91	9,794,071	87
s60	MEXICAN PESOS LIABILITIES	716,324	9	1,427,369	13
s31	DEFERRED LIABILITIES	0	0	0	0
s65	NEGATIVE GOODWILL	0	0	0	0
s67	OTHER	0	0	0	0
s32	OTHER NON CURRENT LIABILITIES	1,709,997	100	2,801,456	100
s66	DEFERRED TAXES	0	0	0	0
s91	OTHER LIABILITIES IN RESPECT OF SOCIAL INSURANCE	1,231,049	72	1,328,474	47
s92	DISCONTINUED OPERATIONS	0	0	1,307,254	47
s69	OTHER LIABILITIES	478,948	28	165,728	6
s79	CAPITAL STOCK	7,062,705	100	7,062,705	100
s37	CAPITAL STOCK (NOMINAL)	324,000	5	324,000	5
s38	RESTATEMENT OF CAPITAL STOCK	6,738,705	95	6,738,705	95

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO
VITRO, S.A. DE C.V.

QUARTER: 2 YEAR: 2006

BALANCE SHEETS

BREAKDOWN OF MAIN CONCEPTS

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

REF S	CONCEPTS	CURRENT YEAR		PREVIOUS YEAR	
		Amount	%	Amount	%
s42	RETAINED EARNINGS AND CAPITAL RESERVES	18,731,525	100	19,185,882	100
s93	LEGAL RESERVE	0	0	0	0
s43	RESERVE FOR REPURCHASE OF SHARES	2,000,000	11	2,000,000	10
s94	OTHER RESERVES	0	0	0	0
s95	RETAINED EARNINGS	17,203,948	92	17,241,194	90
s45	NET INCOME FOR THE YEAR	(472,423)	(3)	(55,312)	0
s44	OTHER ACCUMULATED COMPREHENSIVE RESULT	(21,059,914)	100	(20,798,706)	100
s70	ACCUMULATED MONETARY RESULT	0	0	0	0
s71	RESULT FROM HOLDING NON-MONETARY ASSETS	(19,003,868)	90	(18,672,797)	90
s96	CUMULATIVE RESULT FROM FOREIGN CURRENCY TRANSLATION	0	0	0	0
s97	CUMULATIVE RESULT FROM DERIVATIVE FINANCIAL INSTRUMENTS	0	0	0	0
s98	CUMULATIVE EFFECT OF DEFERRED INCOME TAXES	(1,690,669)	8	(1,690,669)	8
s99	LABOR OBLIGATION ADJUSTMENT	(365,377)	2	(435,240)	2
s100	OTHER	0	0	0	0

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO

VITRO, S.A. DE C.V.

QUARTER: 2 YEAR: 2006

BALANCE SHEETS

OTHER CONCEPTS

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

REF S	CONCEPTS	CURRENT YEAR	PREVIOUS YEAR
		Amount	Amount
s57	OTHER CURRENT LIABILITIES WITH COST	7,826	21,778
s63	OTHER LOANS WITH COST	3,773	627
s72	WORKING CAPITAL	(1,868,078)	1,012,766
s73	PENSIONS AND SENIORITY PREMIUMS	517,068	479,327
s74	EXECUTIVES (*)	288	304
s75	EMPLOYEES (*)	4,526	4,494
s76	WORKERS (*)	17,660	16,535
s77	OUTSTANDING SHARES (*)	295,727,910	295,727,910
s78	REPURCHASED SHARES (*)	28,272,090	28,272,090
s101	RESTRICTED CASH	333,941	386,698
s102	NET DEBT OF NON CONSOLIDATED COMPANIES	0	0

(*) THESE CONCEPTS ARE STATED IN UNITS

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO
VITRO, S.A. DE C.V.

QUARTER: 2 YEAR: 2006

STATEMENTS OF INCOME

FROM JANUARY THE 1st TO JUNE 30 OF 2006 AND 2005

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

REF R	CONCEPTS	CURRENT YEAR		PREVIOUS YEAR	
		Amount	%	Amount	%
r01	NET SALES	13,104,041	100	12,457,355	100
r02	COST OF SALES	9,626,638	73	9,124,803	73
r03	GROSS PROFIT	3,477,403	27	3,332,552	27
r04	OPERATING EXPENSES	2,598,641	20	2,643,461	21
r05	OPERATING INCOME	878,762	7	689,091	6
r06	INTEGRAL FINANCING COST	1,690,530	13	669,737	5
r07	INCOME AFTER INTEGRAL FINANCING COST	(811,768)	(6)	19,354	0
r08	OTHER EXPENSE AND INCOME (NET)	23,061	0	390,506	3
r44	SPECIAL ITEMS	0	0	0	0
r09	INCOME BEFORE INCOME TAXES AND EMPLOYEES' PROFIT SHARING	(834,829)	(6)	(371,152)	(3)
r10	PROVISIONS FOR INCOME TAXES AND EMPLOYEES' PROFIT SHARING	139,755	1	(514,728)	(4)
r11	NET INCOME AFTER TAXES AND EMPLOYEES' PROFIT SHARING	(974,584)	(7)	143,576	1
r12	EQUITY IN NET INCOME OF NON-CONSOLIDATED SUBSIDIARIES AND ASSOCIATES	0	0	0	0
r13	CONSOLIDATED NET INCOME OF CONTINUING OPERATIONS	(974,584)	(7)	143,576	1
r14	INCOME FROM DISCONTINUED OPERATIONS	(430,901)	(3)	(430)	0
r15	CONSOLIDATED NET INCOME BEFORE EXTRAORDINARY ITEMS	(543,683)	(4)	144,006	1
r16	EXTRAORDINARY ITEMS, NET EXPENSE (INCOME)	0	0	0	0
r17	CUMULATIVE EFFECT FROM ACCOUNTING CHANGE, NET	0	0	0	0
r18	NET CONSOLIDATED INCOME	(543,683)	(4)	144,006	1
r19	NET INCOME OF MINORITY INTEREST	(71,260)	(1)	199,318	2
r20	NET INCOME OF MAJORITY INTEREST	(472,423)	(4)	(55,312)	0

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO

QUARTER: 2 YEAR: 2006

VITRO, S.A. DE C.V.

STATEMENTS OF INCOME

CONSOLIDATED

BREAKDOWN OF MAIN CONCEPTS

(Thousands of Mexican Pesos)

Final Printing

REF R	CONCEPTS	CURRENT YEAR		PREVIOUS YEAR	
		Amount	%	Amount	%
r01	NET SALES	13,104,041	100	12,457,355	100
r21	DOMESTIC	5,374,590	41	4,942,685	40
r22	FOREIGN	7,729,451	59	7,514,670	60
r23	TRANSLATED INTO DOLLARS (***)	680,730	5	638,406	5
r06	INTEGRAL FINANCING COST	1,690,530	100	669,737	100
r24	INTEREST EXPENSE	1,347,628	80	1,218,649	182
r42	LOSS (GAIN) ON RESTATEMENT OF UDI'S	0	0	0	0
r45	OTHER FINANCE COSTS	0	0	0	0
r26	INTEREST INCOME	52,230	3	97,418	15
r46	OTHER FINANCIAL PRODUCTS	0	0	0	0
r25	FOREIGN EXCHANGE LOSS (GAIN) (NET)	511,966	30	(306,813)	(46)
r28	RESULT FROM MONETARY POSITION	(116,834)	(7)	(144,681)	(22)
r10	PROVISIONS FOR INCOME TAXES AND EMPLOYEES' PROFIT SHARING	139,755	100	(514,728)	100
r32	INCOME TAX	343,028	245	101,213	(20)
r33	DEFERRED INCOME TAX	(224,953)	(161)	(658,798)	128
r34	EMPLOYEES' PROFIT SHARING EXPENSES	21,680	16	63,275	(12)
r35	DEFERRED EMPLOYEES' PROFIT SHARING	0	0	(20,418)	4

(***) THOUSANDS OF DOLLARS

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO | QUARTER: 2 | YEAR: 2006

VITRO, S.A. DE C.V.

STATEMENTS OF INCOME

OTHER CONCEPTS

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

REF R	CONCEPTS	CURRENT YEAR Amount	PREVIOUS YEAR Amount
r36	TOTAL SALES	14,280,980	13,588,526
r37	TAX RESULT FOR THE YEAR	0	0
r38	NET SALES (**)	25,969,495	25,094,240
r39	OPERATING INCOME (**)	1,926,835	1,427,100
r40	NET INCOME OF MAJORITY INTEREST (**)	(365,876)	(139,376)
r41	NET CONSOLIDATED INCOME (**)	(469,556)	234,664
r47	OPERATIVE DEPRECIATION AND ACCUMULATED	859,745	898,388

(**) RESTATED INFORMATION OF THE LAST TWELVE MONTHS

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO

QUARTER: 2 YEAR: 2006

VITRO, S.A. DE C.V.

QUARTERLY STATEMENTS OF INCOME

FROM APRIL THE 1st TO JUNE 30 OF 2006 AND 2005

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

REF RT	CONCEPTS	CURRENT YEAR		PREVIOUS YEAR	
		Amount	%	Amount	%
rt01	NET SALES	6,803,547	100	6,572,480	100
rt02	COST OF SALES	4,924,213	72	4,795,094	73
rt03	GROSS PROFIT	1,879,334	28	1,777,386	27
rt04	OPERATING EXPENSES	1,303,585	19	1,341,415	20
rt05	OPERATING INCOME	575,749	8	435,971	7
rt06	INTEGRAL FINANCING COST	891,659	13	122,758	2
rt07	INCOME AFTER INTEGRAL FINANCING COST	(315,910)	(5)	313,213	5
rt08	OTHER EXPENSE AND INCOME (NET)	89,143	1	356,998	5
rt44	SPECIAL ITEMS	0	0	0	0
rt09	INCOME BEFORE INCOME TAXES AND EMPLOYEES' PROFIT SHARING	(405,053)	(6)	(43,785)	(1)
rt10	PROVISIONS FOR INCOME TAXES AND EMPLOYEES' PROFIT SHARING	(57,954)	(1)	(443,744)	(7)
rt11	NET INCOME AFTER TAXES AND EMPLOYEES' PROFIT SHARING	(347,099)	(5)	399,959	6
rt12	EQUITY IN NET INCOME OF NON-CONSOLIDATED SUBSIDIARIES AND ASSOCIATES	0	0	0	0
rt13	CONSOLIDATED NET INCOME OF CONTINUING OPERATIONS	(347,099)	(5)	399,959	6
rt14	INCOME FROM DISCONTINUED OPERATIONS	(429,680)	(6)	(10,173)	0
rt15	CONSOLIDATED NET INCOME BEFORE EXTRAORDINARY ITEMS	82,581	1	410,132	6
rt16	EXTRAORDINARY ITEMS, NET EXPENSE (INCOME)	0	0	0	0
rt17	CUMULATIVE EFFECT FROM ACCOUNTING CHANGE, NET	0	0	0	0
rt18	NET CONSOLIDATED INCOME	82,581	1	410,132	6
rt19	NET INCOME OF MINORITY INTEREST	(58,311)	(1)	210,880	3
rt20	NET INCOME OF MAJORITY INTEREST	140,892	2	199,252	3

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO　　QUARTER: 2　　YEAR: 2006

QUARTERLY STATEMENTS OF INCOME

VITRO, S.A. DE C.V.　　BREAKDOWN OF MAIN CONCEPTS　　CONSOLIDATED

(Thousands of Mexican Pesos)　　Final Printing

REF RT	CONCEPTS	CURRENT YEAR		PREVIOUS YEAR	
		Amount	%	Amount	%
rt01	NET SALES	6,803,547	100	6,572,480	100
rt21	DOMESTIC	2,834,051	42	2,637,272	40
rt22	FOREIGN	3,969,496	58	3,935,208	60
rt23	TRANSLATED INTO DOLLARS (***)	351,260	5	336,146	5
rt06	INTEGRAL FINANCING COST	891,659	100	122,758	100
rt24	INTEREST EXPENSE	622,754	70	552,853	450
rt42	LOSS (GAIN) ON RESTATEMENT OF UDI'S	0	0	0	0
rt45	OTHER FINANCE COSTS	0	0	0	0
rt26	INTEREST INCOME	24,052	3	32,841	27
rt46	OTHER FINANCIAL PRODUCTS	0	0	0	0
rt25	FOREIGN EXCHANGE LOSS (GAIN) (NET)	305,226	34	(333,639)	(272)
rt28	RESULT FROM MONETARY POSITION	(12,269)	(1)	(63,615)	(52)
rt10	PROVISIONS FOR INCOME TAXES AND EMPLOYEES' PROFIT SHARING	(57,954)	100	(443,744)	100
rt32	INCOME TAX	95,854	(165)	(11,618)	3
rt33	DEFERRED INCOME TAX	(168,805)	291	(437,016)	98
rt34	EMPLOYEES' PROFIT SHARING EXPENSES	14,997	(26)	5,016	(1)
rt35	DEFERRED EMPLOYEES' PROFIT SHARING	0	0	(126)	0

(***) THOUSANDS OF DOLLARS

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO
VITRO, S.A. DE C.V.

QUARTER: 2 YEAR: 2006

QUARTERLY STATEMENTS OF INCOME

OTHER CONCEPTS

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

REF RT	CONCEPTS	CURRENT YEAR	PREVIOUS YEAR
		Amount	Amount
rt47	OPERATIVE DEPRECIATION AND ACCUMULATED IMPAIRMENT LOSSES	454,416	443,493

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO

QUARTER: 2 YEAR: 2006

VITRO, S.A. DE C.V.

STATEMENTS OF CHANGES IN FINANCIAL POSITION

FROM JANUARY THE 1st TO JUNE 30 OF 2006 AND 2005

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

REF C	CONCEPTS	CURRENT YEAR	PREVIOUS YEAR
		Amount	Amount
c01	CONSOLIDATED NET INCOME	(543,683)	144,006
c02	+ (-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE USING RESOURCES	743,046	624,880
c03	RESOURCES FROM NET INCOME FOR THE YEAR	199,363	768,886
c04	RESOURCES PROVIDED OR USED IN OPERATION	(494,209)	103,630
c05	RESOURCES PROVIDED BY (USED FOR) OPERATING ACTIVITIES	(294,846)	872,516
c06	RESOURCES PROVIDED BY (USED FOR) EXTERNAL FINANCING ACTIVITIES	207	(1,131,598)
c07	RESOURCES PROVIDED BY (USED FOR) INTERNAL FINANCING ACTIVITIES	(162,055)	(155,098)
c08	RESOURCES PROVIDED BY (USED FOR) FINANCING ACTIVITIES	(161,848)	(1,286,696)
c09	RESOURCES PROVIDED BY (USED FOR) INVESTMENT ACTIVITIES	341,950	(649,076)
c10	NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS	(114,744)	(1,063,256)
c11	CASH AND SHORT-TERM INVESTMENTS AT THE BEGINNING OF PERIOD	1,449,581	2,672,161
c12	CASH AND SHORT-TERM INVESTMENTS AT THE END OF PERIOD	1,334,837	1,608,905

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO

QUARTER: 2 YEAR: 2006

VITRO, S.A. DE C.V.

STATEMENTS OF CHANGES IN FINANCIAL POSITION

BREAKDOWN OF MAIN CONCEPTS

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

REF C	CONCEPTS	CURRENT YEAR	PREVIOUS YEAR
		Amount	Amount
c02	+ (-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE USING RESOURCES	743,046	624,880
c13	+ DEPRECIATION AND AMORTIZATION FOR THE YEAR	859,745	898,388
c41	+ (-) OTHER ITEMS	(116,699)	(273,508)
c04	RESOURCES PROVIDED OR USED IN OPERATION	(494,209)	103,630
c18	+ (-) DECREASE (INCREASE) IN ACCOUNTS RECEIVABLE	(249,875)	138,861
c19	+ (-) DECREASE (INCREASE) IN INVENTORIES	145,131	(125,539)
c20	+ (-) DECREASE (INCREASE) IN OTHER ACCOUNTS RECEIVABLE	(211,064)	(442,439)
c21	+ (-) INCREASE (DECREASE) IN SUPPLIERS	109,112	101,623
c22	+ (-) INCREASE (DECREASE) IN OTHER LIABILITIES	(287,513)	431,124
c06	RESOURCES PROVIDED BY (USED FOR) EXTERNAL FINANCING ACTIVITIES	207	(1,131,598)
c23	+ BANK FINANCING	2,858,062	5,408,186
c24	+ STOCK MARKET FINANCING	0	0
c25	+ DIVIDEND RECEIVED	0	0
c26	+ OTHER FINANCING	307,124	0
c27	(-) BANK FINANCING AMORTIZATION	(3,146,665)	(6,551,939)
c28	(-) STOCK MARKET FINANCING AMORTIZATION	0	0
c29	(-) OTHER FINANCING AMORTIZATION	0	0
c42	+ (-) OTHER ITEMS	(18,314)	12,155
c07	RESOURCES PROVIDED BY (USED FOR) INTERNAL FINANCING ACTIVITIES	(162,055)	(155,098)
c30	+ (-) INCREASE (DECREASE) IN CAPITAL STOCK	0	0
c31	(-) DIVIDENDS PAID	(162,055)	(155,098)
c32	+ PREMIUM ON ISSUANCE OF SHARES	0	0
c33	+ CONTRIBUTIONS FOR FUTURE CAPITAL INCREASES	0	0
c43	+ (-) OTHER ITEMS	0	0
c09	RESOURCES PROVIDED BY (USED FOR) INVESTMENT ACTIVITIES	341,950	(649,076)
c34	+ (-) DECREASE (INCREASE) IN PERMANENT INVESTMENTS	0	0
c35	(-) ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT	(519,670)	(471,845)
c36	(-) INCREASE IN CONSTRUCTIONS IN PROGRESS	0	0
c37	+ SALE OF OTHER PERMANENT INVESTMENTS	560,699	46,019
c38	+ SALE OF TANGIBLE FIXED ASSETS	338,590	334
c39	+ (-) OTHER ITEMS	(37,669)	(223,584)

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 2 YEAR: 2006

VITRO, S.A. DE C.V.

DATA PER SHARE

CONSOLIDATED INFORMATION

Final Printing

REF D	CONCEPTS	CURRENT YEAR			PREVIOUS YEAR		
		AMOUNT			AMOUNT		
d01	BASIC PROFIT PER ORDINARY SHARE (**)	$	(1.24)		$	(0.47)	
d02	BASIC PROFIT PER PREFERRED SHARE (**)	$	0.00		$	0.00	
d03	DILUTED PROFIT PER ORDINARY SHARE (**)	$	0.00		$	0.00	
d04	CONTINUING OPERATING PROFIT PER COMMON SHARE (**)	$	(305.59)		$	50.76	
d05	EFFECT OF DISCONTINUED OPERATIONS ON CONTINUING OPERATING PROFIT PER SHARE (**)	$	146.81		$	28.59	
d06	EFFECT OF EXTRAORDINARY PROFIT AND LOSS ON CONTINUING OPERATING PROFIT PER SHARE (**)	$	0.00		$	0.00	
d07	EFFECT BY CHANGES IN ACCOUNTING POLICIES ON CONTINUING OPERATING PROFIT PER SHARE (**)	$	0.00		$	0.00	
d08	CARRYNG VALUE PER SHARE	$	17.52		$	16.83	
d09	CASH DIVIDEND ACCUMULATED PER SHARE	$	0.30		$	0.30	
d10	DIVIDEND IN SHARES PER SHARE		0.00	acciones		0.00	acciones
d11	MARKET PRICE TO CARRYING VALUE		0.58	veces		0.46	veces
d12	MARKET PRICE TO BASIC PROFIT PER ORDINARY SHARE (**)		(7.61)	veces		(16.57)	veces
d13	MARKET PRICE TO BASIC PROFIT PER PREFERENT SHARE (**)		0.00	veces		0.00	veces

(**) TO CALCULATE THE DATA PER SHARE USE THE NET INCOME FOR THE LAST TWELVE MONTHS.

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 2 YEAR: 2006

VITRO, S.A. DE C.V.

RATIOS

CONSOLIDATED

Final Printing

REF P	CONCEPTS	CURRENT YEAR		PREVIOUS YEAR	
	YIELD				
p01	NET INCOME TO NET SALES	null	%	1.15	%
p02	NET INCOME TO STOCKHOLDERS' EQUITY (**)	null	%	(2.36)	%
p03	NET INCOME TO TOTAL ASSETS (**)	null	%	0.72	%
p04	CASH DIVIDENDS TO PREVIOUS YEAR NET INCOME	null	%	0.00	%
p05	RESULT FROM MONETARY POSITION TO NET INCOME	null	%	100.46	%
	ACTIVITY				
p06	NET SALES TO NET ASSETS (**)	null	veces	0.77	veces
p07	NET SALES TO FIXED ASSETS (**)	null	veces	1.44	veces
p08	INVENTORIES TURNOVER (**)	null	veces	2.23	veces
p09	ACCOUNTS RECEIVABLE IN DAYS OF SALES	null	dias	21.95	dias
p10	PAID INTEREST TO TOTAL LIABILITIES WITH COST (**)	null	%	7.82	%
	LEVERAGE				
p11	TOTAL LIABILITIES TO TOTAL ASSETS	null	%	72.84	%
p12	TOTAL LIABILITIES TO STOCKHOLDERS' EQUITY	null	veces	2.68	veces
p13	FOREIGN CURRENCY LIABILITIES TO TOTAL LIABILITIES	null	%	67.21	%
p14	LONG-TERM LIABILITIES TO FIXED ASSETS	null	%	64.61	%
p15	OPERATING INCOME TO INTEREST PAID	null	veces	0.56	veces
p16	NET SALES TO TOTAL LIABILITIES (**)	null	veces	1.06	veces
	LIQUIDITY				
p17	CURRENT ASSETS TO CURRENT LIABILITIES	null	veces	1.10	veces
p18	CURRENT ASSETS LESS INVENTORY TO CURRENT LIABILITIES	null	veces	0.67	veces
p19	CURRENT ASSETS TO TOTAL LIABILITIES	null	veces	0.44	veces
p20	AVAILABLE ASSETS TO CURRENT LIABILITIES	null	%	16.88	%
	STATEMENTS OF CHANGES				
p21	RESOURCES FROM NET INCOME TO NET SALES	null	%	6.17	%
p22	RESOURCES FROM CHANGES IN WORKING CAPITAL TO NET SALES	null	%	0.83	%
p23	RESOURCES GENERATED (USED) IN OPERATING TO INTEREST PAID	null	veces	0.71	veces
p24	EXTERNAL FINANCING TO RESOURCES PROVIDED BY (USED FOR) FINANCING	null	%	87.94	%
p25	INTERNAL FINANCING TO RESOURCES PROVIDED BY (USED FOR) FINANCING	null	%	12.05	%
p26	ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT TO RESOURCES PROVIDED BY (USED FOR) INVESTMENT ACTIVITIES	null	%	72.69	%

(**) IN THESE RATIOS FOR THE DATA TAKE INTO CONSIDERATION THE LAST TWELVE MONTHS.

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO

QUARTER: 2 YEAR: 2006

VITRO, S.A. DE C.V.

CREDITS BREAK DOWN

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

Credit Type / Institution	Amortization Date	Interest Rate	Amortization of Credits Denominated In Pesos (Thousands of $)						Amortization of Credits in Foreign Currency (Thousands of $)					
			Time Interval						Time Interval					
			Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year	Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year
BANKS														
FOREIGN TRADE														
CITIBANK N.A.	09/07/2006	7.40							111,596	0	0	0	0	0
HYPO VEREINSBANK	26/07/2007	5.48							0	1,210	605	0	0	0
TORONTO DOMINION	05/01/2008	3.16							0	6,357	6,357	0	0	0
DEUTSCHE BANK	05/10/2009	3.84							0	1,907	1,907	1,907	954	0
DEUTSCHE BANK	31/10/2009	4.14							0	1,399	1,399	1,399	700	0
		0.00							0	0	0	0	0	0
		0.00							0	0	0	0	0	0
		0.00							0	0	0	0	0	0
		0.00							0	0	0	0	0	0
SECURED														
Scotiabank	28/12/2009	7.00							0	3,815	7,629	7,629	7,629	38,145
BANCO NACIONAL DE MEXICO, SA	26/09/2006	6.83							0	43,793	0	0	0	0
BANCO PASTOR	28/02/2008	3.65							0	4,995	3,011	0	0	0
Finacity	15/07/2016	12.50							0	12,806	8,281	8,281	8,281	52,102
INBURSA	31/12/2006	8.92							0	234,464	0	0	0	0
COMMERCIAL BANKS														
SINDICADO TRANCHE C	27/03/2007	9.78	0	251,049	0	0	0	0						
Citibank	11/09/2006	6.28							15,781	0	0	0	0	0
Citibank	17/07/2006	6.16							5,636	0	0	0	0	0
Citibank	16/07/2006	6.16							4,509	0	0	0	0	0
Citibank	16/07/2006	6.11							5,997	0	0	0	0	0
Citibank	18/09/2006	6.36							5,636	0	0	0	0	0
Citibank	15/08/2006	6.23							4,509	0	0	0	0	0
Citibank	17/04/2007	5.60							8,454	0	0	0	0	0
Citibank	18/09/2006	6.39							5,636	0	0	0	0	0
BICSA	16/10/2006	6.12							5,636	0	0	0	0	0
BICSA	23/09/2006	5.30							11,272	0	0	0	0	0
BICSA	10/07/2006	5.30							11,272	0	0	0	0	0
BICSA	21/12/2006	5.30							4,509	0	0	0	0	0
Scotiabank	16/08/2006	6.88							5,636	0	0	0	0	0
Industrial	28/07/2009	6.90							0	13,527	13,527	13,527	3,382	0
GTC Bank	28/04/2016	6.25							0	0	0	7,045	7,045	98,628
G&T Continental	28/04/2016	6.25							0	0	0	7,045	7,045	98,628

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 2 YEAR: 2006

VITRO, S.A. DE C.V.

CREDITS BREAK DOWN

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

Credit Type / Institution	Amortization Date	Interest Rate	Amortization of Credits Denominated In Pesos (Thousands of $)						Amortization of Credits in Foreign Currency (Thousands of $)					
			Time Interval						Time Interval					
			Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year	Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year
Agromercantil	28/04/2016	6.38							0	0	0	3,523	3,523	49,316
CITIBANK N.A.	09/07/2006	7.40							214,174	0	0	0	0	0
Banorte	11/07/2006	6.95							56,362	0	0	0	0	0
Comerica	01/07/2006	7.08							56,362	0	0	0	0	0
BANCO DE BOGOTA	02/09/2006	6.00							4,993	0	0	0	0	0
CITIBANK N.A.	17/07/2006	9.80							32,964	0	0	0	0	0
BSCH	02/08/2006	3.15							4,647	0	0	0	0	0
BSCH	02/08/2006	3.15							2,164	0	0	0	0	0
BSCH	02/08/2006	3.15							1,040	0	0	0	0	0
BSCH	02/08/2006	3.15							1,862	0	0	0	0	0
BANKINTER	26/07/2006	3.13							6,538	0	0	0	0	0
CAJA ESPAÑA	29/07/2006	3.04							8,177	0	0	0	0	0
BANCO PASTOR	19/10/2006	3.20							16,727	0	0	0	0	0
CAJA DUERO	21/10/2006	3.00							14,195	0	0	0	0	0
CAIXA NOVA	01/08/2006	3.00							13,805	0	0	0	0	0
BANCO POPULAR	27/04/2007	3.20							5,615	0	0	0	0	0
BANCAJA	15/07/2006	3.15							8,378	0	0	0	0	0
BANCO HERRERO	13/09/2006	3.30							26,302	0	0	0	0	0
BBVA	17/05/2007	3.25							8,372	0	0	0	0	0
LA CAIXA	30/11/2006	3.00							7,550	0	0	0	0	0
CAJA MADRID	21/07/2006	3.00							8,055	0	0	0	0	0
Banco Zaragozano	29/01/2007	2.94							4,034	0	0	0	0	0
Banco de Castilla	05/10/2006	3.20							7,999	0	0	0	0	0
Banco de Castilla	12/09/2006	4.20							14,405	0	0	0	0	0
BANCO HERRERO	28/07/2006	3.40							7,813	0	0	0	0	0
Banco Millenium-BCP (Cuenta	07/01/2007	3.50							3,961	0	0	0	0	0
Banco Popular Portugues (Cue	23/09/2006	4.50							3,889	0	0	0	0	0
Banco Portugués de Investime	25/11/2006	4.50							3,817	0	0	0	0	0
SINDICADO TRANCHE B	27/03/2008	7.58							0	506,938	0	0	0	0
Sufinanciamiento	15/05/2007	4.50							108	0	0	0	0	0
BANCO PORTUGUES DE INVESTIM	30/07/2008	4.25							0	2,816	2,816	366	0	0
BANCO PORTUGUES DE INVESTIME	25/07/2006	4.25							0	0	0	0	0	0
Banco Millenium-BCP (Leasin	07/03/2010	3.50							0	0	0	0	730	0
Banco Millenium-BCP (Leasin	07/04/2010	3.50							0	0	0	0	622	0
Banco Portugués de Investi	16/01/2011	3.25							0	0	0	0	0	1,150

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO | QUARTER: 2 | YEAR: 2006

VITRO, S.A. DE C.V.

CREDITS BREAK DOWN

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

Credit Type / Institution	Amortization Date	Interest Rate	Amortization of Credits Denominated In Pesos (Thousands of $)						Amortization of Credits in Foreign Currency (Thousands of $)					
			Time Interval						Time Interval					
			Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year	Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year
Banco Portugués de Investi	16/01/2011	3.25							0	0	0	0	0	1,150
Banco Portugués de Investi	25/05/2010	2.88							0	0	0	0	0	780
CAIXA NOVA	06/05/2008	4.00							0	4,406	4,406	0	0	0
BANCO DE CASTILLA	05/04/2008	4.00							0	3,318	4,039	0	0	0
BCO.DE CASTILLA.LEASING	25/06/2007	3.45							0	226	0	0	0	0
CAJA MADRID	25/10/2007	2.95							0	6,066	2,022	0	0	0
CAJA ESPAÑA	17/06/2008	3.45							0	1,730	1,730	0	0	0
BANESTO	15/07/2008	3.50							0	23,910	5,996	1,499	0	0
		0.00							0	0	0	0	0	0
OTHER														
TOTAL BANKS			0	251,049	0	0	0	0	750,387	873,683	63,725	52,221	39,911	339,899

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 2 YEAR: 2006

VITRO, S.A. DE C.V.

CREDITS BREAK DOWN

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

Credit Type / Institution	Amortization Date	Interest Rate	Amortization of Credits Denominated In Pesos (Thousands of $)						Amortization of Credits in Foreign Currency (Thousands of $)					
			Time Interval						Time Interval					
			Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year	Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year
STOCK MARKET														
LISTED STOCK EXCHANGE														
UNSECURED														
UDIS VITRO (155) P992U	12/10/2006	9.90	0	475,379	0	0	0	0						
CERTIFICADOS BURSATILES (VI	02/10/2008	11.71	0	0	360,000	0	0	0						
CERTIFICADOS BURSATILES (VI	22/12/2008	11.26	0	0	206,014	0	0	0						
CERTIFICADOS BURSATILES (VI	05/02/2009	11.04	0	0	150,312	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
		0.00	0	0	0	0	0	0						
BCP Securities	07/02/2007	8.00							806,842	0	0	0	0	0
Bonos 2011	23/07/2011	10.75							0	0	0	0	0	2,769,772
CSFB	24/02/2010	11.46							0	56,362	84,542	84,542	1,409,038	0
CSFB	23/03/2007	13.97							0	1,183,592	0	0	0	0
CSFB	23/03/2007	14.94							0	426,553	0	0	0	0
BONOS 2007	15/05/2007	11.38							0	1,716,771	0	0	0	0
BONOS 2013	01/11/2013	12.75							0	0	0	0	0	2,521,703
		0.00							0	0	0	0	0	0
		0.00							0	0	0	0	0	0
		0.00							0	0	0	0	0	0
		0.00							0	0	0	0	0	0
		0.00							0	0	0	0	0	0
		0.00							0	0	0	0	0	0
SECURED														
		0.00	0	0	0	0	0	0						
PRIVATE PLACEMENTS														
UNSECURED														
		0.00	0	0	0	0	0	0						

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO | QUARTER: 2 | YEAR: 2006

VITRO, S.A. DE C.V.

CREDITS BREAK DOWN

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

Credit Type / Institution	Amortization Date	Interest Rate	Amortization of Credits Denominated In Pesos (Thousands of $)						Amortization of Credits in Foreign Currency (Thousands of $)					
			Time Interval						Time Interval					
			Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year	Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year
SECURED														
TOTAL STOCK MARKET			0	475,379	716,326	0	0	0	806,842	3,383,278	84,542	84,542	1,409,038	5,291,475

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 2 YEAR: 2006

VITRO, S.A. DE C.V.

CREDITS BREAK DOWN

(Thousands of Mexican Pesos)

CONSOLIDATED

Final Printing

Credit Type / Institution			Amortization of Credits Denominated In Pesos (Thousands of $)						Amortization of Credits in Foreign Currency (Thousands of $)					
			Time Interval						Time Interval					
			Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year	Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year
SUPPLIERS														
PEMEX GAS Y PETROQUIMICA BAS		0.00	60,995	0	0	0	0	0						
TRACTEBEL ENERGIA DE MONTERR		0.00	29,737	0	0	0	0	0						
TESORERIA DE LA FEDERACION		0.00	29,007	0	0	0	0	0						
O. ENRIQUE HINOJOSA PENA AGE		0.00	25,907	0	0	0	0	0						
INGENIERIA EN EMPAQUE ARVISA		0.00	25,673	0	0	0	0	0						
EDS DE MEXICO, S. A. DE C. V		0.00	21,967	0	0	0	0	0						
SKANDIA VIDA SA DE CV		0.00	21,863	0	0	0	0	0						
EMPAQUES DE CARTON TITAN, S.		0.00	21,639	0	0	0	0	0						
WEYERHAEUSER DE MEXICO, S.A.		0.00	17,962	0	0	0	0	0						
SMURFIT CARTON Y PAPEL DE ME		0.00	17,943	0	0	0	0	0						
FERRO COLORES, S.A. DE C.V.		0.00	14,830	0	0	0	0	0						
INTERGLASS, S. A. DE C. V.		0.00	13,714	0	0	0	0	0						
INSTITUTO MEXICANO DEL SEGUR		0.00	13,362	0	0	0	0	0						
KANSAS CITY SOUTHERN DE MEXI		0.00	13,197	0	0	0	0	0						
SILICES DE VERACRUZ, S.A. DE		0.00	11,503	0	0	0	0	0						
GAS INDUSTRIAL DE MONTERREY,		0.00	10,303	0	0	0	0	0						
FERROSUR, S.A. DE C.V.		0.00	9,763	0	0	0	0	0						
CIEMEX, S.A. DE C.V.		0.00	8,602	0	0	0	0	0						
NEORIS DE MEXICO SA DE CV		0.00	8,480	0	0	0	0	0						
PRAXAIR MEXICO, S. DE R.L. D		0.00	8,151	0	0	0	0	0						
RISOUL Y CIA, S. A. DE C. V.		0.00	7,883	0	0	0	0	0						
IXE BANCO, S.A.		0.00	7,554	0	0	0	0	0						
SYGMA ABASTECEDORA INDUSTRIA		0.00	7,233	0	0	0	0	0						
MAQUINADOS MARFER, S.A. DE C		0.00	7,210	0	0	0	0	0						
SOCIEDAD INDUSTRIAL S.A. DE		0.00	7,086	0	0	0	0	0						
RTS EMPAQUES S. DE RL. DE C.		0.00	6,998	0	0	0	0	0						
GIGANTE, S.A. DE C.V.		0.00	6,650	0	0	0	0	0						
SIMOLSA, S.A. DE C.V.		0.00	6,229	0	0	0	0	0						
OTROS PROVEEDORES MONEDA NAL		0.00	378,311	0	0	0	0	0						
AMERICAN NATURAL SODA ASH CO		0.00							71,138	0	0	0	0	0
UNION PACIFIC RAILROAD CO.		0.00							61,338	0	0	0	0	0
PILKINGTON BROTHER LTD		0.00							29,579	0	0	0	0	0
SOLUTIA, INC.		0.00							27,325	0	0	0	0	0
VERRERIES SOUCHON NEUVESEL,		0.00							14,494	0	0	0	0	0

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO QUARTER: 2 YEAR: 2006

VITRO, S.A. DE C.V.

CREDITS BREAK DOWN

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

Credit Type / Institution			Amortization of Credits Denominated In Pesos (Thousands of $)						Amortization of Credits in Foreign Currency (Thousands of $)					
			Time Interval						Time Interval					
			Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year	Current Year	Until 1 Year	Until 2 Year	Until 3 Year	Until 4 Year	Until 5 Year
E. HINOJOSA CALZADO LTD		0.00							13,363	0	0	0	0	0
CREATIVE EXTRUDED PRODUCTS,		0.00							7,559	0	0	0	0	0
THE TIMKEN CORPORATION		0.00							7,021	0	0	0	0	0
OXBOW DE MEXICO, S. DE R.L.		0.00							5,906	0	0	0	0	0
ARKEMA INC.		0.00							5,421	0	0	0	0	0
GERRO PLAST GMBH KUNSTSTOFFA		0.00							4,907	0	0	0	0	0
REHAU S.A. DE C.V.		0.00							4,729	0	0	0	0	0
EMHART GLASS INC.		0.00							4,715	0	0	0	0	0
OWENS ILLINOIS INC.		0.00							4,454	0	0	0	0	0
ABC-COKE A DIVISION OF DRUMM		0.00							4,291	0	0	0	0	0
INNOVATIVE PACKAGING SOLUTIO		0.00							4,193	0	0	0	0	0
PILKINGTON NORTH AMERICA INC		0.00							3,826	0	0	0	0	0
RECTICEL N.A. INC..		0.00							3,294	0	0	0	0	0
OTROS PROVEEDORES MONEDA EXT		0.00							908,362	0	0	0	0	0
TOTAL SUPPLIERS			819,752	0	0	0	0	0	1,185,915	0	0	0	0	0
OTHER CURRENT LIABILITIES AND OTHER CREDITS														
Otros pasivos		0.00	997,107	0	0	0	0	0						
Otros pasivos		0.00							925,460	0	0	0	0	0
TOTAL			1,816,859	726,428	716,326	0	0	0	3,668,604	4,256,961	148,267	136,763	1,448,949	5,631,374

NOTES

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO

VITRO, S.A. DE C.V.

QUARTER: 2 YEAR: 2006

MONETARY FOREIGN CURRENCY POSITION

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

FOREIGN CURRENCY POSITION	DOLLARS (1)		OTHER CURRENCIES		TOTAL THOUSANDS OF PESOS
	THOUSANDS OF DOLLARS	THOUSANDS OF PESOS	THOUSANDS OF DOLLARS	THOUSANDS OF PESOS	
MONETARY ASSETS	859,308	9,686,376	0	0	9,686,376
LIABILITIES POSITION	1,437,541	16,204,391	0	0	16,204,391
SHORT-TERM LIABILITIES POSITION	753,990	8,499,197	0	0	8,499,197
LONG-TERM LIABILITIES POSITION	683,551	7,705,194	0	0	7,705,194
NET BALANCE	(578,233)	(6,518,015)	0	0	(6,518,015)

NOTES

MEXICAN STOCK EXCHANGE

STOCK EXCHANGE CODE: VITRO

VITRO, S.A. DE C.V.

QUARTER: 2 YEAR: 2006

RESULT FROM MONETARY POSITION

CONSOLIDATED

(Thousands of Mexican Pesos)

Final Printing

MONTH	MONETARY ASSETS	MONETARY LIABILITIES	(ASSET) LIABILITY MONETARY POSITION	MONTHLY INFLATION	MONTHLY PROFIT AND (LOSS)
JANUARY	6,964,948	19,125,286	12,160,338	0.58	(70,251)
FEBRUARY	6,662,475	19,723,937	13,061,462	1.98	(23,767)
MARCH	7,141,221	19,188,416	12,047,195	0.09	(10,547)
APRIL	6,127,322	19,682,004	13,554,682	0.23	(31,460)
MAY	6,299,750	20,081,807	13,782,057	0.01	(1,878)
JUNE	6,639,913	19,646,322	13,006,409	(0.16)	21,069
RESTATEMENT				0.00	0
CAPITALIZATION				0.00	0
FOREIGN CORP.				0.00	0
OTHER				0.00	0
TOTAL					(116,834)

NOTES